Exhibit 99.1

SUPPORT AGREEMENT

(DIRECTOR)

This SUPPORT AGREEMENT (this “Agreement”), dated June 22, 2009, is by and among Laboratory Corporation of America Holdings, a Delaware corporation (“Parent”), Mastiff Acquisition Corp., a Delaware corporation (“Purchaser”), and                      (the “Securityholder”), a securityholder of Monogram Biosciences, Inc., a Delaware corporation (the “Company”).

WHEREAS, Parent, Purchaser and the Company propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for Purchaser to conduct a tender offer for all of the issued and outstanding Common Stock (as defined below) of the Company (the “Offer”) and the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to the willingness of Parent and Purchaser to enter into the Merger Agreement and as an inducement and in consideration therefor, the Securityholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1 Certain Definitions. For purposes of this Agreement:

(a) “Applicable Foreign Competition Laws” means laws of any foreign governmental body or international institution that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade and are applicable to the Merger.

(b) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(c) “Encumbrances” means any and all liens, claims, security interests, proxies, voting trusts or agreements, restrictions or any other encumbrances whatsoever on title, transfer, or exercise of any rights as a stockholder of the Company.

(d) “Exchange Act” means the Securities Exchange Act of 1934.

(e) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

(f) The Securityholder shall be deemed to “Own” or to have acquired “Ownership” of a security if the Securityholder: (i) is the record holder of such security, or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under) of such security; provided, however, that the Securityholder shall not be deemed to “Own” or to have acquired “Ownership”

of shares of Common Stock issuable upon the exercise of any Option until the exercise of such Option and the actual issuance of such shares of Common Stock (for purposes of clarity, the Securityholder shall, however, be deemed to “Own” such Option).

(g) “Permitted Transferee” means (i) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of the Securityholder, (ii) any charitable organization described in Section 170(c) of the Internal Revenue Code, (iii) any trust, the beneficiaries of which include only the persons named in clause (i) or (ii), or (iv) any corporation, limited liability company or partnership, the stockholders, members and general or limited partners of which include only the persons named in clause (i) or (ii).

(h) “Shares” means: (i) all shares of Common Stock Owned by the Securityholder as of the date of this Agreement; (ii) all additional shares of Common Stock of which the Securityholder acquires Ownership during the period from the date of this Agreement through the termination of this Agreement (including through the exercise of any Options).

(i) “Subject Securities” means (i) all securities of the Company (including all shares of Common Stock and all options, warrants and other rights to acquire shares of Common Stock) Owned by the Securityholder as of the date of this Agreement; and (ii) all additional securities of the Company (including additional shares of Common Stock and all additional options, warrants and other rights to acquire shares of Common Stock) of which the Stockholder acquires Ownership during the period from the date of this Agreement through the termination of this Agreement.

(j) Capitalized terms used herein without definition have the respective meanings specified in the Merger Agreement.

Section 2 Representations and Warranties of the Securityholder. The Securityholder hereby represents and warrants to Parent and Purchaser, as follows:

(a) As of the date of this Agreement: (i) the Securityholder Owns, and has good and marketable title to, free and clear of all Encumbrances, the number of outstanding shares of Common Stock set forth under the heading “Outstanding Shares Held of Record or Beneficially Owned” on Schedule I hereto; (ii) the Securityholder holds, free and clear of all Encumbrances, the Options set forth under the heading “Options and Exercise Prices” on Schedule I hereto; (iii) the Securityholder Owns the additional securities of the Company set forth under the heading “Additional Securities Owned” on Schedule I hereto; (iv) the Securityholder does not Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on Schedule I hereto; and (v) the Securityholder has the sole right to vote, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Sections 4, 5, 6, 7, 8 and 9 hereof, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the shares of capital stock, options, warrants, rights or other securities of the Company set forth on Schedule I hereto, with no material limitations qualification or restrictions on such rights, subject to applicable federal securities law and the terms of this Agreement.

(b) The Securityholder has the legal capacity and authority to execute and deliver this Agreement and to perform the Securityholder’s obligations hereunder and to consummate the transactions contemplated hereby. To the extent applicable, the execution, delivery and performance by the Securityholder of this Agreement and the consummation by the Securityholder of the transactions contemplated hereby have been duly and validly authorized by the Securityholder, and no other actions or proceedings on the part of the Securityholder are necessary to authorize the execution and delivery by the Securityholder of this Agreement and the consummation by the Securityholder of the transactions contemplated hereby. Assuming due authorization, execution and delivery by Parent and Purchaser, this Agreement constitutes a valid and binding obligation of the Securityholder enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) The execution and delivery of this Agreement and the consummation by the Securityholder of the transactions contemplated hereby will not (i) result in a violation of, or a default under, or conflict with any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Securityholder is a party or by which the Securityholder or the Securityholder’s assets are bound, except for any such violation, default or conflict that would not adversely affect or materially delay the ability of the Securityholder to carry out the Securityholder’s obligations under, and to consummate the transactions contemplated by, this Agreement or (ii) violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to the Securityholder, except for applicable requirements, if any, of the Exchange Act, blue sky laws, the HSR Act, Applicable Foreign Competition Laws, and state takeover laws.

Section 3 Representations and Warranties of Parent and Purchaser. Each of Parent and Purchaser hereby, jointly and severally, represents and warrants to the Securityholder as follows:

(a) Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Parent and Purchaser has all requisite corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by each of Parent and Purchaser, and, assuming due authorization, execution and delivery by Securityholder, constitutes a valid and binding obligation of Parent and Purchaser enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(c) The execution and delivery of this Agreement and the consummation by Parent and Purchaser of the transactions contemplated hereby will not (i) result in a violation of, or a default under, or conflict with (x) any provisions of the organizational documents of Parent or Purchaser or (y) any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Parent or Purchaser is a party or by which Parent or Purchaser or their assets are bound, except for any such violation, default or conflict that would not adversely affect or materially delay the ability of Parent and Purchaser to carry out their obligations under, and to consummate the transactions contemplated by, this Agreement or (ii) violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Parent or Purchaser, except for applicable requirements, if any, of the Exchange Act, blue sky laws, the HSR Act, Applicable Foreign Competition Laws, and state takeover laws.

(d) Purchaser is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof.

Section 4 Tender of the Shares.

(a) Unless this Agreement shall have been terminated in accordance with its terms, the Securityholder hereby agrees that it shall (i) tender (and deliver any certificates evidencing) its Shares, or cause its Shares to be tendered, into the Offer promptly following the commencement of the Offer, and in any event no later than the tenth business day prior to the Initial Expiration Date, or if the Securityholder has not received the Offer Documents by such time, within two business days following receipt of such documents but in any event prior to the Expiration Date, free and clear of all Encumbrances and (ii) not withdraw its Shares, or cause its Shares to be withdrawn, from the Offer at any time (except following the termination or expiration of the Offer without Purchaser purchasing all shares of Common Stock tendered pursuant to the Offer in accordance with its terms). If the Securityholder acquires Ownership of Shares after the date hereof, the Securityholder shall (i) tender or cause to be tendered such Shares on or before the tenth business day following the commencement of the Offer, or, if later, on or before the second business day after such acquisition but in any event prior to the Expiration Date and (ii) not withdraw its Shares, or cause its Shares to be withdrawn, from the Offer at any time (except following the termination or expiration of the Offer without Purchaser purchasing all shares of Common Stock tendered pursuant to the Offer in accordance with its terms).

(b) If the Offer is terminated or withdrawn by Purchaser, or the Merger Agreement is terminated prior to the purchase of the Securityholder’s Shares in the Offer, Parent and Purchaser shall promptly return, and shall cause any depository acting on behalf of Parent and Purchaser to return to the Securityholder all Shares tendered by the Securityholder in the Offer.

Section 5 Transfer of the Subject Securities. Prior to the termination of this Agreement, except as otherwise provided herein (including pursuant to Section 4 hereof), the Securityholder shall not: (a) transfer, assign, sell, gift-over, pledge or otherwise dispose (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of, or consent to any of the foregoing (“Transfer”), any or all of the Subject Securities or any right or interest therein; (b) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (c) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Subject Securities; (d) deposit any of the Subject Securities into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Subject Securities; or (e) take any other action that would in any way restrict, limit or interfere with the performance of such Securityholder’s obligations hereunder or the transactions contemplated hereby. Notwithstanding the foregoing, the Securityholder shall have the right to Transfer the Shares to a Permitted Transferee of the Securityholder if such Permitted Transferee shall have first agreed in writing to be bound by this Agreement.

Section 6 Waiver of Appraisal Rights. Securityholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Securityholder may have by virtue of, or with respect to, the Subject Securities.

Section 7 Restriction on Exercise of Out-of-the-Money Options. Without the prior written consent of Parent or Purchaser, the Securityholder shall not exercise any outstanding unexercised Option that has an Adjusted Exercise Price that is equal to or greater than the Offer Price.

Section 8 Covenant to Vote. The Securityholder hereby agrees that at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Securityholder shall cause its Shares (if any) to be voted:

(a) in favor of adoption and approval of the Merger Agreement and the Transactions, including the Merger;

(b) against approval of any proposal made in opposition to, or in competition with, consummation of the Transactions, including the Merger;

(c) except as otherwise agreed to in writing in advance by Parent, against any other action, proposal, transaction or agreement that would compete with or serve to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger; and

(d) against any Takeover Proposal.

Section 9 Irrevocable Proxy. To secure the Securityholder’s obligations to vote his or her Shares in accordance with this Agreement, the Securityholder hereby appoints, until the termination of this Agreement, F. Samuel Eberts III, William B. Hayes and Sandra D. van der Vaart of Parent, or any of them from time to time, or their designees, as the Securityholder’s true and lawful proxy and attorney-in-fact, with the power to act alone and with full power of substitution, to vote all of the Securityholder’s Shares on matters and in the manner set forth in Section 8 of this Agreement (but not on any other matters) and to execute all appropriate instruments consistent with this Agreement on behalf of the Securityholder if, and only if, such Securityholder fails to vote all of such Securityholder’s Shares or execute such other instruments in accordance with the provisions of this Agreement within five (5) days of Parent’s written request for such Securityholder’s written consent or signature. The proxy and power granted by the Securityholder pursuant to this Section are coupled with an interest and are given to secure the performance of the Securityholder’s duties under this Agreement. Such proxy and power will be irrevocable for the term hereof. The proxy and power will survive the death, incompetency and disability of the Securityholder or any other individual holder of the Shares.

Section 10 No Solicitation. The Securityholder shall not and shall not authorize or permit its representatives to take any action that the Company is prohibited from taking pursuant to Section 5.2 of the Merger Agreement. It is understood that this Section 10 limits the rights of the Securityholder only to the extent that the Securityholder is acting in the Securityholder’s capacity as a Securityholder. Nothing herein shall be construed as preventing the Securityholder from fulfilling the Securityholder’s obligations as a director or officer of the Company (including, subject to the limitations contained in Sections 5.2 of the Merger Agreement, the performance of obligations required by the fiduciary obligations of such Securityholder).

Section 11 Further Assurances. Each of Parent, Purchaser and the Securityholder shall execute and deliver any additional documents and take such further actions as may reasonably be necessary to consummate the transactions contemplated hereby.

Section 12 Termination. This Agreement, and all rights and obligations of the parties hereunder shall terminate on the earlier of: (a) the date the Merger Agreement is terminated in accordance with its terms; and (b) the Effective Time; provided, however, that (i) nothing herein shall relieve any party from liability for any breach hereof and (ii) this Section 12, Section 6, Section 13 and Section 15 shall survive any termination of this Agreement.

Section 13 Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses, provided that the Company shall pay the legal expenses of the Securityholders associated with the negotiation and preparation of this Agreement.

Section 14 Stop Transfer Order; Legend. In furtherance of this Agreement, concurrently herewith, the Securityholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such securities).

Section 15 Miscellaneous.

(a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service, such as Federal Express (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Securityholder, at the address set forth on Schedule I hereto:

with a copy to:

Cooley Godward Kronish LLP

4401 Eastgate Mall

San Diego, CA 92121-1900

Facsimile: (858) 550-6420

Attention: Steven M. Przesmicki

If to Parent or Purchaser, to:

Laboratory Corporation of America Holdings

430 South Spring Street

Burlington, North Carolina 27215

Telecopy No.: (336) 226-3835

Attention: General Counsel

with a copy to:

Hogan & Hartson L.L.P.

111 South Calvert Street, Suite 1600

Baltimore, MD 21202

Telephone: 410-659-2700

Facsimile: 410-539-6981

Attention: Michael J. Silver

(b) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed manually or by facsimile by the parties hereto, or xerographically or electronically by their respective attorneys, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties.

(d) Entire Agreement. This Agreement (together with the Merger Agreement and any other documents and instruments referred to herein and therein) constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof. This Agreement is not intended and does not confer upon any Person other than the parties hereto any rights hereunder.

(e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

(f) Assignment. Except to the extent permitted in Section 5 with respect to the Transfer of Shares by the Securityholder to a Permitted Transferee, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties except that Parent and Purchaser may assign, in their sole discretion and without the consent of any other party, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned subsidiaries of Parent (each, an “Assignee”). Any such Assignee may thereafter assign, in its sole discretion and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional Assignees. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns, and the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(g) Severability of Provisions. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

(h) Specific Performance. The parties hereto acknowledge that money damages would be an inadequate remedy for any breach of this Agreement by any party hereto, and that the obligations of the parties hereto shall be enforceable by any party hereto through injunctive or other equitable relief.

(i) Amendment. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

(j) Binding Nature. This Agreement is binding upon and is solely for the benefit of the parties hereto and their respective successors, legal representatives and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Purchaser and the Securityholder have caused this Agreement to be duly executed and delivered as of the date first written above.

PARENT:

LABORATORY CORPORATION OF AMERICA HOLDINGS

By:
Name:
Title:

PURCHASER:

MASTIFF ACQUISITION CORP.

By:
Name:
Title:

SECURITYHOLDER:

Printed Name

Signature

[Signature Page to Support Agreement]

SCHEDULE I

Address	Outstanding Shares Held of Record or Beneficially Owned	Options and Exercise Prices	Additional Securities Owned